Exhibit 99.1

Cornerstone Bancshares, Inc. Announces 1st Quarter 2011 Financial Results

CHATTANOOGA, Tenn.--(BUSINESS WIRE)--April 27, 2011--Cornerstone Bancshares, Inc. (OTC Bulletin Board: CSBQ) today announced the following:

Cornerstone Bancshares, Inc. (“Cornerstone”), parent company of Cornerstone Community Bank (“Bank”), reported positive net income for the first quarter 2011 of approximately $252,000. This represents a decrease of 26.7 percent compared to the first quarter of 2010’s net income of approximately $344,000. Cornerstone saw a 58.4 percent decrease in its non accrual loans compared to December 31, 2010, as the Bank was able to take control of troubled properties and moved them to the final phase in the collection process. During the first quarter of 2011, Cornerstone added $15,000 to the loan loss provision as the Bank believes it has sufficient funding to handle loan impairments, which represents a decrease of 98.5 percent compared to the first quarter of 2010.

Total assets decreased 20.4 percent to $447.5 million at March 31, 2011, down $114.6 million from $562.1 million at March 31, 2010. Loans totaled $273.7 million as of March 31, 2011, compared with $325.9 million as of March 31, 2010, a decrease of 16.0 percent. The Bank decreased its security portfolio to $100.9 million as of March 31, 2011, from $150.6 million as of March 31, 2010, a decrease of 33.0 percent. These are planned reductions to take the Bank to a $400-$425 million level. Once at this level, management believes the Bank will be able to stabilize with an appropriate level of capital and an asset mix to return to its normal peer level of profitability.

“We continue to reshape our balance sheet and move problem loans through the collection cycle. We have seen an improvement in the real estate market in Chattanooga and believe that the speed of disposal of properties will accelerate during 2011 as properties either sell or are rented to produce noninterest income,” said Cornerstone President Frank Hughes. “While we still have some improvement to make, I’m pleased with the progress we’ve made and the tremendous strides we’ve taken toward a continued trend in positive net earnings.”

Cornerstone’s allowance for loan losses was $7.9 million or 2.9 percent of total loans as of March 31, 2011, compared to $6.8 million or 2.1 percent of total loans as of March 31, 2010. Nonperforming assets were $27.8 million or 6.2 percent of total assets at March 31, 2011, compared to $19.8 million or 3.5 percent at March 31, 2010. Net charge-offs were $1.2 million for the first quarter of 2011, compared to $160,000 for the first quarter of 2010. Cornerstone has seen a leveling off of loan deterioration in the Chattanooga, Tennessee MSA and expects a decrease in non-performing assets during 2011.

“Our Directors and Management team remain fully committed and engaged to keep Cornerstone tracking in the right direction,” said Cornerstone Chairman Miller Welborn. “Our goal is to provide the best products, service and value to each of our Bank customers, and a positive return on investment for all of our Cornerstone stakeholders.”

Cornerstone is a single-bank holding company, with $448 million in assets, serving the Chattanooga, Tennessee MSA, with five branches throughout Chattanooga, Tennessee and one loan production office in Dalton, Georgia. Locally owned and locally operated, Cornerstone specializes in providing a comprehensive range of customized financial solutions for businesses and individuals.

Certain of the statements made in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone and its management regarding the company’s strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone operates, governmental regulations, the company’s competitive environment, cyclical and seasonal fluctuations in its operating results, and other risks discussed in Cornerstone’s Form 10-K and other filings with the Securities and Exchange Commission.

Cornerstone Bancshares, Inc. and Subsidiary
First Quarter Financial Highlights
March 31, 2011 and 2010
(Unaudited)

(Amounts in thousands, except per common share data)	2011	2010	% Change
Balance Sheet Data at March 31
Total assets	$447,540	$562,065	(20.4)
Interest-earning assets	420,104	533,523	(21.3)
Loans	273,750	325,948	(16.0)
Foreclosed assets	20,464	8,240	148.3
Deposits	337,487	429,198	(21.4)
Other interest-bearing liabilities	81,270	102,256	(20.5)
Shareholders' equity	27,290	28,583	(4.5)
Loan to deposit ratio	81.11%	75.94%	6.8
Tier 1 Leverage Ratio (Bank)	5.75%	5.64%	2.0
Total Risk-Based Capital Ratio (Bank)	10.06%	10.01%	0.5
Outstanding common shares (000s)	6,500	6,500	-
Book value per common share	$3.65	$4.40	(17.0)
Tangible book value per common share	$3.64	$4.00	(9.0)
Market value per common share as of March 31	$1.50	$2.70	(44.4)

Loan Quality Data
Nonaccruing loans	5,671	8,469	(33.0)
Loans past due 90 days – accruing	-	-	-
Net charge-offs YTD	1,233	160	670.8
Allowance for loan losses	7,914	6,760	17.1
Allowance for loan losses to total loans	2.89%	2.07%
Nonperforming assets to total assets	5.84%	2.97%

Performance Data for the Year
Net income available to common stockholders	$181	$344	47.5
Return on average assets	0.17%	0.26%
Return on average equity	2.71%	4.80%
Net interest margin	3.44%	3.64%
Per common share data:
Net income – basic	$0.03	$0.05
Net income – diluted	$0.03	$0.05
Common dividends paid	$-	$-
Preferred dividends paid	$-	$-
Average shares (000s):
Basic common stock	6,500	6,500
Diluted common stock	6,500	6,500
Preferred stock	149	-

Cornerstone Bancshares, Inc. and Subsidiary
Loan Loss Allowance and Asset Quality Review

	2011	2010
	First	Fourth	Third	Second	First
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for loan losses
Balance at beginning of period	$9,132	$6,271	$6,967	$6,760	$5,905
Provision for loan losses	15	4,130	681	1,465	1,015
Net charge-offs	(1,233)	$(1,269)	$(1,377)	$(1,258)	$(160)
Balance at end of period	$7,914	$9,132	$6,271	$6,967	$6,760

As a % of loans	2.89%	3.20%	2.15%	2.19%	2.07%
As a % of nonperforming loans	108.10%	63.06%	38.97%	36.81%	61.21%
As a % of nonperforming assets	28.48%	33.46%	21.25%	23.91%	39.21%

Net charge-offs as a % of loans (a)	1.80%	1.78%	1.89%	1.58%	0.20%

Risk element assets
Nonaccruing loans	$5,671	$13,633	$10,237	$13,030	$8,468
Accruing troubled debt restructured	1,650	$848	$5,853	$5,895	$2,576
Loans past due 90 days – accruing	$-	-	-	-	-
Total nonperforming loans	7,321	14,481	16,090	18,925	11,044
Repossessed assets	-	150	285	350	473
Other real estate owned (b)(c)(d)	20,464	12,659	13,142	9,862	8,241
Total nonperforming assets	$27,785	$27,290	$29,517	$29,137	$19,758

Loans past due 30-89 days	$8,434	$2,306	$1,500	$6,655	$6,669

Nonperforming loans as a % of loans	2.67%	5.08%	5.51%	5.94%	3.39%
Nonperforming assets as a % of loans and other real estate owned	9.44%	9.16%	9.67%	8.87%	5.91%

Total loans	273,750	285,247	292,046	318,796	325,948

(a) Annualized
(b) Properties sold since quarter-end	$1,227
(c) Properties rented	$868
(d) Properties under contract to sell	$8,065

Cornerstone Bancshares Inc. and Subsidiary
Net Interest Margin Analysis
Taxable Equivalent Basis

	Three months ended
	March 31
(Amounts in thousands)
Assets	2011			2010
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$284,297	$4,639	6.62%	$330,024	$5,948	7.31%
Investment securities	109,844	568	2.41%	134,834	1,129	3.62%
Other earning assets	24,122	11	0.18%	45,528	24	0.21%
Total earning assets	418,263	$5,218	5.14%	510,386	$7,101	5.70%
Allowance for loan losses	(9,071)			(5,993)
Cash and other assets	28,629			29,919
TOTAL ASSETS	$437,821			$534,312

Liabilities and Shareholders' Equity

Interest bearing liabilities:
Interest bearing demand deposits	$27,590	$21	0.31%	$27,908	$30	0.44%
Savings deposits	9,499	12	0.51%	8,727	11	0.51%
MMDA's	24,437	60	1.00%	23,718	57	0.97%
Time deposits	244,021	1,052	1.75%	307,034	1,684	2.22%
Federal funds purchased and securities sold under agreements to repurchase	22,625	31	0.56%	23,637	35	0.61%
Other borrowings	54,356	580	4.33%	72,306	779	4.37%
Total interest bearing liabilities	382,528	1,756	1.86%	463,330	2,596	2.27%
Net interest spread		$3,462	3.28%		$4,505	3.43%
Noninterest bearing demand deposits	28,964			48,211
Accrued expenses and other liabilities	(354)			(5,897)
Shareholders' equity	26,683			28,668

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$437,821			$534,312
Net yield on earning assets			3.44%			3.64%

Taxable equivalent adjustment:
Loans		-			-
Investment securities		85			74
Total adjustment		85			74

Cornerstone Bancshares Inc. and Subsidiary
Quarterly Earnings Summary

	(Unaudited)	(Unaudited)
	2011	2010				Q1-11 /
	First	Fourth	Third	Second	First	Q1-10
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg
Interest Income
Loans, including fees	$4,639	$4,896	$5,160	$5,494	$5,948	-22.0%
Investment securities and interest bearing deposits	568	534	754	1,216	1,129	-49.7%
Other earning assets	11	15	19	22	24	-54.2%
Total interest income	5,218	5,445	5,933	6,732	7,101	-26.5%
Interest expense
Deposits	1,145	1,239	1,478	1,719	1,782	-35.8%
Short-term borrowings	31	28	32	32	35	-11.4%
FHLB advances and other borrowings	580	651	666	760	779	-25.6%
Total interest expense	1,756	1,918	2,176	2,511	2,596	-32.4%
Net interest income	3,462	3,527	3,757	4,221	4,505	-23.1%
Provision for loan losses	15	4,130	681	1,465	1,015	-98.5%
Net interest income after the
provision for loan losses	3,447	(603)	3,076	2,756	3,490	-1.2%
Noninterest income
Customer service fees	215	280	309	342	342	-37.0%
Other noninterest income	20	63	34	29	31	-34.6%
Gain / (loss) on sale of loans and other assets	34	(681)	544	439	(53)	-164.2%
Total noninterest income	269	(338)	887	810	320	-15.9%
Noninterest expense
Salaries and employee benefits	1,542	1,515	1,525	1,521	1,633	-5.6%
Net occupancy and equipment	406	380	397	369	355	14.5%
Depository insurance	322	350	386	237	247	30.4%
Goodwill impairment	-	2,541	-	-	-	-
Other operating expense	1,145	1,255	1,372	1,476	1,081	5.9%
Total noninterest expense	3,415	6,041	3,680	3,603	3,316	3.0%
Income (loss) before income taxes	301	(6,982)	283	(37)	494	-39.1%
Income tax expense (benefit)	49	(1,699)	69	(55)	150	-67.6%
Net income (loss)	252	(5,283)	214	18	344	-26.7%

Preferred stock dividend requirements	72	34	-	-	-

Net income (loss) available to common
shareholders	$180	$(5,317)	$214	$18	$344

Net income (loss) per common share:
Basic	$0.03	$(0.82)	$0.03	$0.00	$0.05	NM
Diluted	$0.03	$(0.82)	$0.03	$0.00	$0.05	NM
Average basic shares (000s)	6,500	6,500	6,500	6,500	6,500	NM
Average diluted shares (000s)	6,500	6,500	6,500	6,500	6,500	NM
Performance Ratios
Return on average equity	3.78%	-67.90%	2.81%	0.25%	4.80%	NM
Return on average assets	0.23%	-4.66%	0.17%	0.01%	0.26%	NM
Net interest margin	3.44%	3.36%	3.36%	3.41%	3.64%	NM
Average equity	26,683	31,120	30,355	29,105	28,668
Average assets	437,821	453,665	488,771	529,655	534,312
Average interest-earning assets	418,263	425,789	458,213	506,631	510,386

NM=Not Material

Cornerstone Bancshares, Inc. and Subsidiary
Loan Stratification

	2011		2010
(Amounts in thousands)	First	% of	First	% of	% Dollar
	Quarter	Total	Quarter	Total	Change
Non-residential real estate
Owner occupied	$64,492	23.6	$76,016	23.3	(15.2)
Non-owner occupied	59,336	21.7	74,690	22.9	(20.6)
Multi-family real estate	11,781	4.3	13,172	4.0	(10.6)
1-4 family construction	3,827	1.4	6,318	1.9	(39.4)
Commercial land and lot development	19,718	7.2	33,121	10.3	(40.5)
Total non-residential real estate	159,154	58.2	203,317	62.4	(21.7)
Residential real estate
First Mortgage - 1-4 family	42,835	15.6	43,074	13.2	(0.6)
Second Mortgage - 1-4 family	4,639	1.7	5,277	1.6	(12.1)
Home equity lines	11,005	4.0	10,073	3.2	9.3
Total residential real estate	58,479	21.3	58,424	18.0	0.1
Total real estate loans	217,633	79.5	261,741	80.4	(16.9)

Commercial	44,592	16.3	54,814	16.8	(18.6)
Agricultural & other	8,449	3.1	6,013	1.8	40.5
Consumer	3,076	1.1	3,380	1.0	(9.0)
Total loans, net of unearned fees	$273,750	100.0	$325,948	100.1	(16.0)

Cornerstone Bancshares, Inc. and Subsidiary
Consolidated Statement of Changes in Stockholders' Equity - Unaudited
For the three months ended March 31, 2011

				Additional		Other	Total
	Comprehensive	Preferred	Common	Paid-in	Retained	Comprehensive	Stockholders'
	Income	Stock	Stock	Capital	Deficit	Income	Equity

BALANCE, December 31, 2010		$2,727,424	$6,500,396	$21,237,298	$(4,317,130)	$(328,835)	$25,819,153

Employee compensation stock option expense		-	-	19,785	-	-	19,785

Issuance of Series A Convertible Preferred Stock		851,661	-	-	-	-	851,661

Comprehensive income:
Net income	$252,275	-	-	-	252,275	-	252,275

Other comprehensive income, net of tax:
Unrealized holding gains on securities available for sale, net of reclassification adjustment	346,702	-	-	-	-	346,702	346,702
Total comprehensive income	$598,977

BALANCE, March 31, 2011		$3,579,085	$6,500,396	$21,257,083	$(4,064,855)	$17,867	$27,289,576

Cornerstone Bancshares, Inc. and Subsidiary
Consolidated Statements of Operations

	Unaudited
	Three months ended
	March 31,
	2011	2010
INTEREST INCOME
Loans, including fees	$4,638,805	$5,948,246
Investment securities	568,672	1,129,279
Federal funds sold & other earning assets	11,003	23,661
Total interest income	5,218,480	7,101,186

INTEREST EXPENSE
Time deposits	1,052,449	1,684,027
Other deposits	92,612	97,723
Federal funds purchased and securities sold under agreements to repurchase	31,003	35,415
FHLB advances and other borrowings	579,658	779,197
Total interest expense	1,755,722	2,596,362

Net interest income before provision for loan losses	3,462,758	4,504,824
Provision for loan losses	15,000	1,015,000
Net interest income after the provision for loan losses	3,447,758	3,489,824

NONINTEREST INCOME
Customer service fee	215,451	341,914
Other noninterest income	20,279	20,611
Net gains from sale of loans and other assets	34,027	41,137
Total noninterest income	269,757	403,662

NONINTEREST EXPENSE
Salaries and employee benefits	1,542,702	1,633,344
Net occupancy and equipment expense	406,334	355,183
Depository insurance	322,655	269,740
Foreclosed assets, net	361,570	196,173
Other operating expense	783,354	945,558
Total noninterest expense	3,416,615	3,399,998

Income before provision for income taxes	300,900	493,488
Provision for income taxes	48,625	149,701

Net income	252,275	343,787

Preferred stock dividend requirement	71,588	-

Net income available to common shareholders	$180,687	$343,787

EARNINGS PER COMMON SHARE
Basic net income per common share	$0.03	$0.05
Diluted net income per common share	$0.03	$0.05

DIVIDENDS DECLARED PER COMMON SHARE	$-	$-

Cornerstone Bancshares, Inc. and Subsidiary
Consolidated Balance Sheets

	Unaudited
	March 31,	December 31,
ASSETS	2011	2010

Cash and due from banks	$1,508,964	$1,490,030
Interest-bearing deposits at other financial institutions	39,921,667	21,491,922

Securities available for sale	100,788,157	108,250,434
Securities held to maturity (fair value approximates of $94,528 and $98,388 at March 31, 2011 and December 31, 2010, respectively)	92,064	95,702
Federal Home Loan Bank stock, at cost	2,322,900	2,322,900
Loans, net of allowance for loan losses of $7,913,933 at March 31, 2011 and $9,132,171 at December 31, 2010	265,835,680	276,114,617
Bank premises and equipment, net	6,142,044	8,047,370
Accrued interest receivable	1,430,772	1,326,480
Foreclosed assets	20,463,835	12,808,838
Other assets	9,033,919	9,551,121
Total Assets	$447,540,002	$441,499,414

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
Noninterest-bearing demand deposits	$33,529,178	$28,980,043
Interest-bearing demand deposits	27,945,913	24,834,214
Savings deposits and money market accounts	34,775,755	34,041,672
Time deposits	241,235,748	247,591,161
Total deposits	337,486,594	335,447,090
Federal funds purchased and securities sold under agreements to repurchase	27,789,544	24,325,372
Federal Home Loan Bank advances and other borrowings	53,480,000	54,715,000
Accrued interest payable	211,452	176,761
Other liabilities	1,282,836	1,016,038
Total Liabilities	420,250,426	415,680,261

Stockholders' Equity:
Preferred stock - no par value; 2,000,000 shares authorized; 148,920 shares issued and outstanding in 2011 and 114,540 shares issued and outstanding in 2010	3,579,085	2,727,424
Common stock - $l.00 par value; 20,000,000 shares authorized; 6,709,199 issued in 2011 and 2010; 6,500,396 outstanding in 2011 and 2010	6,500,396	6,500,396
Additional paid-in capital	21,257,083	21,237,298
Retained deficit	(4,064,855)	(4,317,130)
Accumulated other comprehensive income	17,867	(328,835)
Total Stockholders' Equity	27,289,576	25,819,153
Total Liabilities and Stockholders' Equity	$447,540,002	$441,499,414

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CONTACT:
Cornerstone Bancshares, Inc.
Frank Hughes, President and CEO, 423-385-3009